AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 11, 2002
                                                REGISTRATION NO. 333-[_________]
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                         ------------------------------

                            ON TECHNOLOGY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                                   04-3162846
             --------                                   ----------
  (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                   Identification No.)

                                  WALTHAM WOODS
                          880 WINTER STREET, BUILDING 4
                             WALTHAM, MA 02451-1449
                      ------------ -----------------------
               (Address of Principal Executive Offices; Zip Code)
                         ------------------------------

                              Amended and Restated
                          1992 Employee and Consultant
                         Stock Option and Incentive Plan
                            (Full title of the plan)
                         ------------------------------

       ROBERT L. DORETTI                                  COPIES TO:
   ON TECHNOLOGY CORPORATION                           GABOR GARAI, ESQ.
         WALTHAM WOODS                           EPSTEIN BECKER & GREEN, P.C.
 880 WINTER STREET, BUILDING 4                    75 STATE STREET, 27TH FLOOR
    WALTHAM, MA 02451-1449                             BOSTON, MA 02109
        (781) 487-3300                                  (617) 342-4000

 (Name, address and telephone number, including area code, of agent for service)

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

                          CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------
                  TITLE OF EACH                     PROPOSED   PROPOSED
                     CLASS OF        AMOUNT TO      MAXIMUM    MAXIMUM
                    SECURITIES           BE         OFFERING   AGGREGATE   AMOUNT OF
                      TO BE          REGISTERED    PRICE PER   OFFERING   REGISTRATION
                    REGISTERED         (1)(2)       SHARE (3)   PRICE         FEE
--------------------------------- ---------------- ---------- ----------- ------------
--------------------------------- ---------------- ---------- ----------- ------------
Common Stock, $0.01 par value     1,600,000 Shares   $3.09    $4,944,000   $1,181.62
to be issued under the Amended
and Restated 1992 Employee and
Consultant Stock Option and
Incentive Plan
--------------------------------- ---------------- ---------- ----------- ------------

1. This Registration Statement relates to the registration of an additional 1,600,000 shares of Common Stock under the Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan. Under earlier Registration Statements relating to the Plan (File Nos. 333-35540 and 33-98688), the Registrant registered 5,400,000 shares of Common Stock, in the aggregate.

2. Pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of plan interests to be offered or sold pursuant to the employee benefit plan described herein.

3. Pursuant to Rule 457(c) under the Securities Act, the proposed maximum offering price per share is estimated solely for the purpose of calculating the registration fee and is based on the average of the high and low prices of shares of Common Stock of the Registrant as reported on the Nasdaq National Market on January 8, 2002, a date that is within five business days of which this Registration Statement is being filed.
















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


                      REGISTRATION OF ADDITIONAL SECURITIES
                        PURSUANT TO GENERAL INSTRUCTION E

            The contents of the Registrant's earlier Registration Statements on Form S-8 as filed with the Commission on April 25, 2000 and October 27, 1995 (File Nos. 333-35540 and 33-98688, respectively) (the "Prior S-8") are incorporated herein by reference. Unless otherwise specified, capitalized terms herein shall have the meanings ascribed them in the Prior S-8.

            The Registrant is registering 1,600,000 shares of its Common Stock under this Registration Statement, all of which are reserved for issuance under the Registrant's Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan (the "1992 Plan"). Under the Prior S-8, the Registrant had registered 5,400,000 shares of its Common Stock that had been, or were eligible to be, issued under the 1992 Plan.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.     EXHIBITS

Exhibit No.      Description
-----------      -----------

4.1 Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan (incorporated herein by reference to the Registrant's Form 14A Definitive Proxy Statement dated March 27, 2001, as filed with the Commission on March 28, 2001)

5.1              Opinion of Epstein Becker & Green, P.C., counsel to the
                 Registrant

23.1             Consent of Epstein Becker & Green, P.C. (included in Exhibit
                 5.1)

23.2             Consent of Arthur Andersen LLP

24.1 Power of Attorney, ON Technology Corporation (reference is made to the signature page of this Registration Statement)

24.2 Power of Attorney, Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan (reference is made to the signature page of this Registration Statement)






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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 11th day of January, 2002.

                                 ON TECHNOLOGY CORPORATION


                                 By:/s/ STEVEN R. WASSERMAN
                                    ---------------------------------
                                    Steven R. Wasserman, Chief Financial Officer


            Pursuant to the requirements of the Securities Act of 1933, the Members of the Compensation Committee of the Board of Directors of the Registrant have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on the 11th day of January, 2002.

                                 AMENDED AND RESTATED
                                 1992 EMPLOYEE AND CONSULTANT
                                 STOCK OPTION AND INCENTIVE PLAN


                                 By:/s/ STEVEN R. WASSERMAN
                                    ---------------------------------
                                    Steven R. Wasserman, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

4.1 Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan (incorporated herein by reference to the Registrant's Form 14A Definitive Proxy Statement dated March 27, 2001, as filed with the Commission on March 28, 2001)

5.1              Opinion of Epstein Becker & Green, P.C., counsel to the
                 Registrant

23.1             Consent of Epstein Becker & Green, P.C. (included in Exhibit
                 5.1)

23.2             Consent of Arthur Andersen LLP

24.1 Power of Attorney, ON Technology Corporation (reference is made to the signature page of this Registration Statement)

24.2 Power of Attorney, Amended and Restated 1992 Employee and Consultant Stock Option and Incentive Plan (reference is made to the signature page of this Registration Statement)










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